Exhibit 10.9

FORM OF

FIRST AMENDMENT TO SECURITY AGREEMENT

This First Amendment to Security Agreement (this “Amendment”) dated as of ____________, is among Xenetic Biosciences, Inc., a Nevada corporation (the “Company”), all of the subsidiaries of the Company (such subsidiaries, the “Guarantors” and together with the Company, the “Debtors”) and the holder(s) of the Company’s Ten Percent (10%) Senior Secured Collateralized Convertible Promissory Note dated July 1, 2015, in the original principal amount of $3,000,000 (the “Original Note”) and the Company’s Ten Percent (10%) Senior Secured Collateralized Convertible Promissory Notes (the “New Notes”) issued in installments as set forth in the Securities Purchase Agreement, dated as of June 9, 2015, as amended (the “Securities Purchase Agreement”) signatory hereto, its endorsees, transferees and assigns (collectively, the “Secured Parties”).

WHEREAS, the Company and the Secured Parties are parties to that certain Security Agreement, dated as of July 1, 2015 (as the same is being amended by this Amendment, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which the Company granted a security interest to the Secured Parties in substantially all of the assets of Debtors in connection with the Company’s issuance of the Original Note pursuant to the Securities Purchase Agreement.

WHEREAS, the Company and AS Kevelt, a subsidiary of the Secured Parties, has entered into that certain Asset Purchase Agreement, dated as of November [__], 2015 (the “Asset Purchase Agreement”), pursuant to which the Company will purchase certain assets of AS Kevelt and, as part of the transactions contemplated thereby, Secured Party will purchase from the Company the New Notes.

WHEREAS, the parties have amended certain provisions of the Securities Purchase Agreement (the “SPA Amendment”), to reflect the purchase of the New Notes and desire to amend certain provisions of the Security Agreement to provide that the security interests granted therein secure the obligations of Debtors under the Original Note and the New Notes.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

Amendments and Reaffirmation

1.1          Amendments.

(a)          The introductory clause of Section 1 of the Security Agreement is hereby deleted in its entirety and replaced with the following:

Capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement, as amended by the SPA Amendment, shall have the meanings given such terms in the Securities Purchase Agreement as such terms may be amended by the SPA Amendment.

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(b)          Section 1(a) of the Security Agreement is hereby amended by adding the following to the definition of “Collateral” as clause (x) and renumbering current clause (x) as clause (xi):

“(x) All Purchased Assets (as defined in the Asset Purchase Agreement); and”

(c)          Section 1(e) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of any Debtor to the Secured Parties, including, without limitation, all obligations under this Agreement, the Note, the New Notes, the Guarantee, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Note and New Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Note, the New Notes, the Guarantee, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

1.2          Reaffirmation.

(a)          This Amendment has been duly executed and delivered for the benefit of or on behalf of each of the Company and the Secured Parties and constitutes, in all material respects, a legal, valid and binding obligation of each of the Company and the Secured Parties, enforceable against such party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general.

(b)          After giving effect to this Amendment, the representations and warranties contained in the Security Agreement and the other Transaction Documents are true and correct in all material respects.

(c)          Except as set forth expressly herein, all terms of the Security Agreement, as amended hereby, and the other Transaction Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company and the Secured Parties.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

XENETIC BIOSCIENCES, INC.
By:__________________________________________ Name: M. Scott Maguire Title:

Xenetic Biosciences (UK) Limited
By:__________________________________________ Name: M. Scott Maguire Title:

Lipoxen Technologies Limited

By:__________________________________________

Name: M. Scott Maguire

Title:

Xenetic Bioscience, Incorporated

By:__________________________________________

Name: M. Scott Maguire

Title:

SymbioTec GmbH

By:__________________________________________

Name: M. Scott Maguire

Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR THE SECURED PARTIES FOLLOWS]

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[SIGNATURE PAGE OF SECURED PARTIES]

Name of Investing Entity: __________________________

Signature of Authorized Signatory of Investing entity: _________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

OPKO Pharmaceuticals, LLC

By: ____________________________

Name: __________________________

Title: ___________________________

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